RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.cc.state.az.us
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://pucweb1.state.nv.us/pucn
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2010

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Kristin K. Mayes	Rep.	Term ends 12/31/2010
	Commissioner Sandra D. Kennedy	Rep.	Term ends 12/31/2013
	Commissioner Paul Newman	Rep.	Term ends 12/31/2013
	Commissioner Bob Stump	Rep.	Term ends 12/31/2013
	Commissioner Gary Pierce	Rep.	Term ends 12/31/2010
Executive Director Ernest G. Johnson
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael R. Peevey	Dem.	Term ends 12/31/2014
	Commissioner Dian M. Grueneich	Dem.	Term ends 12/31/2010
	Commissioner John A. Bohn	Rep.	Term ends 12/31/2011
	Commissioner Timothy Alan Simon	Rep.	Term ends 12/31/2012
	Commissioner Nancy E. Ryan	Dem.	Term ends 12/31/2014
Executive Director Paul Clanon
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Sam Thompson	Rep.	Term ends 9/30/2012
	Commissioner Rebecca Wagner	Rep.	Term ends 9/30/2011
	Commissioner Alaina Burtenshaw	Ind.	Term ends 9/30/2013
Executive Director Crystal Jackson
FERC
Five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Jon Wellinghoff	Dem.	Term ends 6/30/2013
	Commissioner Philip D. Moeller	Rep.	Term ends 6/30/2010
	Commissioner Marc Spitzer	Rep.	Term ends 6/30/2011
	Commissioner John R. Norris	Dem	Term ends 6/30/2012
Vacancy
Secretary Kimberly D. Bose

ANALYSIS OF GENERAL RATE CASE DECISIONS FOR THE YEARS 2003 TO PRESENT

					PERCENT	OVERALL	RATE OF
					AUTHORIZED	RATE	RETURN ON
			ADDITIONAL	ADDITIONAL	OF	OF	COMMON
	FILING	EFFECTIVE	MARGIN	MARGIN	REQUESTED	RETURN	EQUITY
JURISDICTION	DATE	DATE	REQUESTED	AUTHORIZED	AMOUNTS	GRANTED	GRANTED
			($mm)	($mm)

NEVADA
Docket No. 04-3011 (No. NV)	03/08/04	09/01/04	8.6	6.4	74	8.56	10.50
Docket No. 04-3011 (So. NV)	03/08/04	09/01/04	18.9	7.3	39	7.45	10.50
Docket No. 06-05019 (So. NV)	05/15/06	11/01/06	2.5	2.5	100	7.64	10.50
Docket No. 07-05015 (So. NV)	05/15/07	11/01/07	1.3	1.3	100	7.76	10.50
Docket No. 08-05008 (So. NV)	05/15/08	11/01/08	(0.8)	(0.8)	100	7.79	10.50
Docket No. 09-04003 (No. NV)	04/03/09	11/01/09	1.3	(0.5)	NM	8.29	10.15
Docket No. 09-04003 (So. NV)	04/03/09	11/01/09	26.6	17.6	66	7.40	10.15

ARIZONA
Docket No. G-0155A-04-0876	12/09/04	03/01/06	66.9	49.3	74	8.40	9.50
Docket No. G-0155A-07-0504	08/31/07	12/01/08	49.3	33.5	68	8.86	10.00

CALIFORNIA
Application 02-02-012 (So. CA)	02/13/02	05/08/03	5.7	3.6	63	9.17	10.90
Application 02-02-012 (No. CA)	02/13/02	05/08/03	4.4	3.8	86	9.17	10.90
Advice Letter No. 707 (So. CA)	03/25/04	01/01/04	2.2	2.2	100	9.17	10.90
Advice Letter No. 707 (No. CA)	03/25/04	01/01/04	0.8	0.8	100	9.17	10.90
Advice Letter No. 722 (So. CA)	11/01/04	01/01/05	1.6	1.6	100	8.74	10.38
Advice Letter No. 722 (No. CA)	11/01/04	01/01/05	0.3	0.3	100	8.74	10.38
Advice Letter No. 747-A (So. CA)	11/23/05	04/13/06	3.4	2.2	65	8.74	10.38
Advice Letter No. 747-A (No. CA)	11/23/05	04/13/06	1.1	0.8	72	8.74	10.38
Advice Letter No. 769 (So. CA)	11/17/06	01/01/07	2.3	2.3	100	8.74	10.38
Advice Letter No. 769 (No. CA)	11/17/06	01/01/07	0.4	0.4	100	8.74	10.38
Advice Letter No. 789 (So. CA)	11/01/07	01/01/08	1.7	1.7	100	8.74	10.38
Advice Letter No. 789 (No. CA)	11/01/07	01/01/08	0.4	0.4	100	8.74	10.38
Application 07-12-022 (So. CA)	12/21/07	01/01/09	7.1	2.4	34	7.87	10.50
Application 07-12-022 (No. CA)	12/21/07	01/01/09	(0.1)	(1.0)	NM	8.99	10.50
Application 07-12-022 (So. Lake Tahoe)	12/21/07	01/01/09	2.1	1.8	86	8.99	10.50
Advice Letter No. 829 (So. CA)	10/30/09	01/01/10	1.7	1.7	100	7.87	10.50
Advice Letter No. 829 (No. CA)	10/30/09	01/01/10	0.4	0.4	100	8.99	10.50
Advice Letter No. 829 (SLT)	10/30/09	01/01/10	0.6	0.6	100	8.99	10.50

FERC
Docket No. RP05-163	01/28/05	08/01/05	1.7	(2.5)	NM	[1]	[1]
Docket No. RP09-406	02/27/09		3.9

[1] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Results of Consolidated Operations
Contribution to net income - gas operations	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626	$33,908
Contribution to net income - construction services	8,062	7,226	10,752	12,387	10,153	8,421	4,291	4,737	4,530	4,403
Net income	$87,482	$60,973	$83,246	$83,860	$43,823	$56,775	$38,502	$43,965	$37,156	$38,311

Basic earnings per share	$1.95	$1.40	$1.97	$2.07	$1.15	$1.61	$1.14	$1.33	$1.16	$1.22
Diluted earnings per share	$1.94	$1.39	$1.95	$2.05	$1.14	$1.60	$1.13	$1.32	$1.15	$1.21

Average outstanding common shares	44,752	43,476	42,336	40,566	38,132	35,204	33,760	32,953	32,122	31,371
Average shares outstanding (assuming dilution)	45,062	43,775	42,714	40,975	38,467	35,488	34,041	33,233	32,398	31,575

Results of Natural Gas Operations
Gas operating revenues	$1,614,843	$1,791,395	$1,814,766	$1,727,394	$1,455,257	$1,262,052	$1,034,353	$1,115,900	$1,193,102	$870,711
Net cost of gas sold	866,630	1,055,977	1,086,194	1,033,988	828,131	645,766	482,503	563,379	677,547	394,711
Operating margin	748,213	735,418	728,572	693,406	627,126	616,286	551,850	552,521	515,555	476,000
Operations and maintenance expense	348,942	338,660	331,208	320,803	314,437	290,800	266,862	264,188	253,026	231,175
Depreciation and amortization	166,850	166,337	157,090	146,654	137,981	130,515	120,791	115,175	104,498	94,689
Taxes other than income taxes	37,318	36,780	37,553	34,994	39,040	37,669	35,910	34,565	32,780	29,819
Operating income	195,103	193,641	202,721	190,955	135,668	157,302	128,287	138,593	125,251	120,317
Other income (expense)	6,590	(13,469)	4,850	10,049	5,087	1,611	2,955	3,108	7,694	(1,765)
Net interest deductions	74,091	83,096	86,436	85,567	81,595	78,137	76,251	78,505	78,746	68,892
Net interest deductions on subordinated debentures	7,731	7,729	7,727	7,724	7,723	7,724	2,680	-	-	-
Preferred securities distributions	-	-	-	-	-	-	4,180	5,475	5,475	5,475
Income before income taxes	119,871	89,347	113,408	107,713	51,437	73,052	48,131	57,721	48,724	44,185
Income tax expense	40,451	35,600	40,914	36,240	17,767	24,698	13,920	18,493	16,098	10,277
Contribution to consolidated net income	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626	$33,908

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
ASSETS
Net utility plant	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571	$1,686,082
Other property and investments	115,860	124,781	143,097	136,242	118,094	99,879	87,443	87,391	92,511	91,685
Restricted cash	49,769	-	-	-	-	-	-	-	-	-
Current assets	417,632	438,076	502,459	501,624	542,660	431,993	281,087	261,768	400,149	403,229
Deferred charges and other assets	288,528	274,220	179,332	178,995	78,525	70,252	63,840	49,310	51,381	51,341
Total assets	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612	$2,232,337
CAPITALIZATION
Common stock equity	$839,061	$816,285	$776,755	$741,658	$669,206	$605,070	$546,383	$522,707	$504,533	$487,472
Accumulated other comprehensive income (loss), net	(22,250)	(19,426)	(12,850)	(13,666)	(41,645)	(10,892)	-	-	-	-
Retained earnings	285,316	240,982	219,768	173,433	123,574	111,498	84,084	73,460	56,667	45,995
Noncontrolling interest	(41)	-	-	-	-	-	-	-	-	-
Preferred securities	-	-	-	-	-	-	-	60,000	60,000	60,000
Subordinated debentures	100,000	100,000	100,000	100,000	100,000	100,000	100,000	-	-	-
Long-term debt, less current maturities	1,169,357	1,185,474	1,266,067	1,286,354	1,224,898	1,162,936	1,121,164	1,092,148	796,351	896,417
Total capitalization	2,371,443	2,323,315	2,349,740	2,287,779	2,076,033	1,968,612	1,851,631	1,748,315	1,417,551	1,489,884
LIABILITIES
Current maturities of long-term debt	1,327	7,833	38,079	27,545	83,215	29,821	6,435	8,705	307,641	8,139
Current liabilities	472,903	502,062	489,853	468,519	537,738	453,210	303,977	304,476	345,400	473,391
Deferred income taxes	436,113	387,539	347,497	308,493	234,739	281,743	277,332	229,358	217,804	204,168
Other deferred credits	624,506	599,635	445,019	392,629	296,701	204,730	168,731	142,074	81,216	56,755
Total liabilities	1,534,849	1,497,069	1,320,448	1,197,186	1,152,393	969,504	756,475	684,613	952,061	742,453
Total capitalization and liabilities	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612	$2,232,337

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
From operating activities	$371,416	$261,322	$320,594	$253,245	$214,036	$124,135	$187,122	$281,329	$103,848	$109,872
From investing activities	(265,850)	(237,093)	(306,396)	(277,980)	(254,120)	(272,458)	(249,300)	(243,373)	(246,462)	(203,325)
From financing activities	(81,744)	(34,704)	(5,347)	15,989	57,763	143,086	60,815	(49,187)	154,727	95,481
Net change in cash	$23,822	$(10,475)	$8,851	$(8,746)	$17,679	$(5,237)	$(1,363)	$(11,231)	$12,113	$2,028

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Distribution	$3,716,881	$3,615,253	$3,419,799	$3,153,399	$2,917,959	$2,706,089	$2,496,708	$2,293,655	$2,104,006	$1,920,357
General	270,825	228,282	219,126	219,527	213,906	206,837	197,693	198,093	188,997	188,686
Transmission	271,467	262,271	256,696	243,989	239,872	233,841	215,907	196,997	187,393	183,842
Intangible	127,188	122,227	119,312	117,251	115,893	112,036	108,215	73,892	66,339	61,675
Construction work in progress	45,872	70,041	61,419	78,402	54,287	31,967	33,543	66,693	50,491	41,727
Other	33,376	32,326	30,815	31,136	31,130	31,141	19,979	20,037	18,096	18,261
Accumulated depreciation & amortization	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)	(985,919)	(896,309)	(814,908)	(789,751)	(728,466)
Net utility plant	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571	$1,686,082

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Distribution	$159,282	$151,586	$148,130	$142,194	$134,271	$126,396	$115,983	$111,091	$108,083	$98,958
Administrative and general	112,526	106,851	101,100	98,363	104,662	90,111	79,128	74,286	67,542	60,549
Customer accounts	60,896	63,788	67,453	67,472	63,715	60,180	58,458	60,160	57,874	52,456
Transmission	9,338	10,172	8,346	8,276	7,515	7,612	7,264	8,759	9,065	9,002
Production and storage expenses	3,985	3,398	3,071	2,927	3,074	5,114	4,657	7,221	7,151	7,059
Customer service and informational	2,484	2,523	2,842	1,285	1,064	1,047	782	1,539	1,511	1,581
Sales	431	342	266	286	136	340	590	1,132	1,800	1,570
Total operations and maintenance expenses	$348,942	$338,660	$331,208	$320,803	$314,437	$290,800	$266,862	$264,188	$253,026	$231,175

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2009	2008	2007	2006	2005*	2004	2003**	2002	2001	2000
Residential	1,744,481	1,738,202	1,732,573	1,704,456	1,635,115	1,537,434	1,456,857	1,382,406	1,325,534	1,266,737
Small commercial	77,416	78,190	77,970	76,962	75,549	72,953	71,466	70,267	69,546	67,945
Large commercial	1,263	1,314	1,310	1,219	1,222	1,221	1,270	1,271	1,288	1,331
Industrial / Other	320	343	347	370	386	383	397	415	418	418
Transportation	646	550	594	630	590	665	596	625	505	730
Total customers	1,824,126	1,818,599	1,812,794	1,783,637	1,712,862	1,612,656	1,530,586	1,454,984	1,397,291	1,337,161

ANNUAL CUSTOMER GROWTH RATE	0%	0%	2%	4%	6%	5%	5%	4%	4%	5%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Residential	66,974	70,499	69,806	67,760	65,047	66,717	59,305	58,821	58,994	57,138
Small commercial	29,423	31,455	31,067	30,986	30,007	30,384	27,915	28,027	27,997	27,267
Large commercial	11,724	12,512	12,756	12,826	11,184	10,490	10,042	12,150	10,759	6,391
Industrial / Other	7,262	9,770	10,353	14,924	15,654	16,386	15,731	22,406	28,377	19,971
Transportation	104,389	116,419	112,842	117,524	127,396	125,827	133,690	132,515	126,820	148,270
Total system throughput	219,772	240,655	236,824	244,020	249,288	249,804	246,683	253,919	252,947	259,037

OPERATING MARGIN BY CLASS***	YEAR ENDED DECEMBER 31,
(In thousands)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Residential	$ 513,299	$ 503,397	$ 497,703	$ 466,990	$ 422,643	$ 413,977	$ 360,591	$ 352,883	$ 324,627	$ 304,064
Small commercial	129,103	128,827	129,080	126,020	114,252	114,834	104,353	105,268	100,403	94,900
Large commercial	21,879	22,536	22,483	21,257	17,111	17,399	16,907	17,973	16,089	8,365
Industrial / Other	10,302	12,586	13,852	17,075	15,489	15,043	15,977	22,652	23,446	6,513
Transportation	73,630	68,072	65,454	62,064	57,631	55,033	54,022	53,745	50,990	62,158
Total operating margin	$ 748,213	$ 735,418	$ 728,572	$ 693,406	$ 627,126	$ 616,286	$ 551,850	$ 552,521	$ 515,555	$ 476,000

* Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
** Includes 9,000 customers associated with the acquisition of Black Mountain Gas Company in October 2003.
*** Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
High	$ 29.48	$ 33.29	$ 39.95	$ 39.37	$ 28.07	$ 26.15	$ 23.64	$ 25.35	$ 24.67	$ 23.00
Low	17.08	21.11	26.45	26.09	23.53	21.50	19.30	18.10	18.61	16.88
Close [1]	28.53	25.22	29.77	38.37	26.40	25.40	22.45	23.45	22.35	21.88

	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
COMMON SHARES OUTSTANDING (in thousands) [1]	45,092	44,192	42,806	41,770	39,328	36,794	34,232	33,289	32,493	31,710
DIVIDEND YIELD [1]	3.3%	3.6%	2.9%	2.1%	3.1%	3.2%	3.7%	3.5%	3.7%	3.7%
DIVIDENDS DECLARED PER SHARE [2]	$ 0.95	$ 0.90	$ 0.86	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82
PRICE / EARNINGS RATIO [1]	14.63	18.01	15.11	18.54	22.96	15.78	19.69	17.63	19.27	17.93
RETURN ON EQUITY - TOTAL COMPANY [2]	8.1%	6.0%	8.8%	10.3%	5.9%	8.5%	6.3%	7.5%	6.8%	7.4%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	7.8%	5.6%	8.1%	9.2%	4.8%	7.6%	5.9%	7.1%	6.2%	6.9%
BOOK VALUE PER SHARE [1]	$ 24.44	$ 23.48	$ 22.98	$ 21.58	$ 19.10	$ 19.18	$ 18.42	$ 17.91	$ 17.27	$ 16.82

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Actual	1,824	1,902	1,850	1,826	1,735	1,953	1,772	1,912	1,963	1,938
Ten-year average	1,882	1,893	1,936	1,961	1,956	1,913	1,931	1,963	1,970	1,991

	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,423	2,447	2,538	2,525	2,590	2,548	2,550	2,546	2,507	2,491
CUSTOMERS / EMPLOYEE [1]	753	743	714	706	661	633	600	571	557	537
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$ 194	$ 188	$ 186	$ 185	$ 191	$ 187	$ 182	$ 188	$ 188	$ 179
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$ 0.71	$ 0.84	$ 0.81	$ 0.79	$ 0.71	$ 0.57	$ 0.46	$ 0.38	$ 0.55	$ 0.42
CONSTRUCTION EXPENDITURES (in thousands) [2]	$ 212,919	$ 279,254	$ 312,412	$ 305,914	$ 258,547	$ 274,748	$ 228,288	$ 263,576	$ 248,352	$ 205,161
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-09		Twelve Months Ended 12-31-08
Southern Nevada
Commercial	6,703,382	$6,326,408	6,690,270	$6,165,176
Industrial	3,032,768	2,374,551	4,080,708	2,753,317
Power Generation	57,349,174	12,146,568	66,495,916	11,501,940
Southern Nevada Totals	67,085,324	$20,847,527	77,266,894	$20,420,433

Northern Nevada (1)
Commercial	2,052,072	$700,316	1,099,178	$609,780
Industrial	5,545,510	1,829,562	6,588,701	2,005,782
Power Generation	6,537,801	3,291,330	13,431,712	5,486,447
Resale	9,806,701	20,946,342	6,919,364	18,833,991
Northern Nevada Totals	23,942,084	$26,767,550	28,038,955	$26,936,000

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-09		Twelve Months Ended 12-31-08
Southern Arizona
Commercial	1,833,717	$3,311,105	472,819	$826,028
Industrial	1,541,680	1,813,295	1,545,300	1,758,377
Power Generation	62,469	98,501	158,292	274,697
Irrigation	352,252	356,058	385,837	394,324
Southern Arizona Totals	3,790,118	$5,578,959	2,562,248	$3,253,426

Central Arizona
Commercial	1,883,264	$3,605,774	1,667,358	$2,638,029
Industrial	3,154,112	6,259,401	3,188,253	5,489,799
Irrigation	1,910,552	2,721,456	2,038,120	2,479,028
Central Arizona Totals	6,947,928	$12,586,631	6,893,731	$10,606,856

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-09		Twelve Months Ended 12-31-08
Southern California
Commercial	526,308	$571,290	316,233	$434,017
Industrial	317,043	322,762	480,973	198,790
Power Generation	1,780,586	1,086,889	859,947	621,127
Southern California Totals	2,623,937	$1,980,941	1,657,153	$1,253,934

Total Company (1)
Commercial	12,998,743	$14,514,893	10,245,858	$10,673,030
Industrial	13,591,113	12,599,571	15,883,935	12,206,065
Power Generation	65,730,030	16,623,288	80,945,867	17,884,211
Resale	9,806,701	20,946,342	6,919,364	18,833,991
Irrigation	2,262,804	3,077,514	2,423,957	2,873,352
TOTAL COMPANY	104,389,391	$67,761,608	116,418,981	$62,470,649

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.